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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                                iGATE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania            000-21755                25-1802235
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          (State of             (Commission             (I.R.S.Employer
        Incorporation)          File Number)          Identification No.)

                         1000 Commerce Drive, Suite 500
                              Pittsburgh, PA 15275
                    (Address of Principal Executive Offices)

                                   ----------

                                 (412) 787-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF OFFICERS

(d) On March 7, 2006, the Board of Directors appointed Mr. Goran Lindahl and Mr. Phaneesh Murthy as directors of iGATE Corporation ("Company") effective immediately. At this time, no committee appointments have been made for either Mr. Lindahl or Mr. Murthy.

There is no arrangement or understanding between either Mr. Murthy or Mr. Lindahl and any other person pursuant to which they were elected as directors of the Company.

There are no transactions in which either Mr. Murthy or Mr. Lindahl has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On March 8, 2006, the Company issued a press release discussing the above appointments, a copy of which is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (d) Exhibits.

  99.1  Press Release dated March 8, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     iGATE Corporation
                                                     (Registrant)

Date:  March 8, 2006
                                                     By: /s/ Michael Zugay
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                                                         Michael Zugay
                                                         Senior Vice President
                                                         Chief Financial Officer

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